UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2009

THE READER’S DIGEST ASSOCIATION, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	001-10434	13-1726769
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Reader’s Digest Road Pleasantville, New York 10570
(Address of Principal Executive Offices) (Zip Code)

(914) 238-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On January 28, 2009, The Reader’s Digest Association, Inc. (the “Company”) announced that it will adopt a global “Recession Plan” to strengthen its financial performance in the current economy, including a planned reduction of approximately eight percent of its current global workforce.

The Company anticipates that it will record charges related to the Recession Plan for severance and other costs in the third quarter of fiscal 2009.  The severance and associated costs are determined based on the Company’s existing severance plans.

A copy of the press release announcing the global Recession Plan is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.                                           Exhibit Title

99.1                                Press Release of the Company dated January 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER'S DIGEST ASSOCIATION, INC.

By: /s/ Andrea R. Newborn
Andrea R. Newborn
Date: February 3, 2009	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                                           Exhibit Title

99.1                                Press Release of the Company dated January 28, 2009.